UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 26, 2009

BAYHILL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 816-2529
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2009, BayHill Capital Corporation (the “Company”), announced that Roy D. Banks, a member of the board of directors of the Company, resigned as a director on January 23, 2009.

The Board of Directors of the Company has not named a replacement at this time.

Item 8.01                       Other Events

        On January 26, 2009, the Company issued a press release announcing the resignation described above.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                       Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press Release dated January 26, 2009	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  BAYHILL CAPITAL CORPORATION

Date: January 26, 2009                                                           By:/s/ Robert K. Bench
         Robert K. Bench, Chief Executive Officer